UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: July 11, 2006
                      (Date of earliest event reported)


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
               (State or other jurisdiction of incorporation)

             000-20175                               01-0469607
            (Commission                             (IRS Employer
             File Number)                           Identification No.)


            1292 Hammond Street, Bangor, Maine            04401
           (Address of principal executive offices)     (Zip Code)

                                 (207) 942-5273
                           Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))









Item 1.01   Entry into a Material Definitive Agreement

     DAW, Inc., an 80 percent owned subsidiary of Nyer Medical Group,
Inc. ("DAW"), entered into a Supply Agreement (the "Agreement") dated
July 1, 2006, with McKesson Corporation ("McKesson") to establish a multi-year program for the supply of prescription drugs and other health and beauty care products by McKesson to retail pharmacies owned or operated by DAW.

     The term of the Agreement commenced on July 1, 2006 and is scheduled to terminate on January 31, 2009. The Agreement designates McKesson as DAW's primary supplier during the term of the Agreement. The Agreement provides for different payment terms (i.e., tri-weekly, bi-weekly and semi-monthly) depending upon when payment is made by DAW to McKesson; provided that McKesson has the right to change a payment term upon the occurrence of certain events. Upon the occurrence of any of these events, McKesson will be entitled to suspend or discontinue the shipment of any additional orders to DAW. Under the Agreement, there will be a late payment fee for past due balances.

     Pursuant to the Agreement, DAW is committed to purchase a certain dollar amount of goods from McKesson during the term of the Agreement. If at any time after the first year of the Agreement DAW has not purchased the pro rata amount of the committed dollar amount to be purchased during the term of the Agreement, McKesson will have the right to redetermine the pricing for goods specified in the Agreement. The dollar amount and pricing referenced in this paragraph have been omitted in this paragraph and in the attached copy of the Agreement pursuant to the registrant's request for confidential treatment for confidential portions of the Agreement.

     In addition to the right to terminate the Agreement upon default, McKesson may terminate the Agreement for any reason on ninety days' written notice to DAW. McKesson may also terminate the Agreement on ten days' written notice to DAW upon or at any time following the sale or transfer of the stock or assets of DAW or a controlling interest therein, or a change in the effective control of the management of DAW.

     A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits
10.1 Supply Agreement dated July 1, 2006 between McKesson Corporation and DAW, Inc. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)




                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    Nyer Medical Group, Inc.


Date: November 14 2006              By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Executive Officer













































Exhibit No.
   10.1           Supply Agreement dated July 1, 2006 between
                    McKesson Corporation and DAW, Inc.

  ****CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT****

CONFIDENTIAL

SUPPLY AGREEMENT

This Supply Agreement dated this 1st day of July 2006, between McKesson Corporation ("McKesson") and DAW, Inc. (dba Eaton Apothecary) ("Customer") shall be to establish a multi-year program for the supply of prescription drugs and other health and beauty care products by McKesson to retail pharmacies owned or operated by Customer (referred to herein as "Pharmacies" or "Stores"). The parties hereto agree as follows:

MERCHANDISE

A. For purposes hereof, "Merchandise" shall comprise all items normally stocked by McKesson Drug Distribution Centers servicing the 48 contiguous states, including prescription drugs, OTC drugs, health and beauty aids and sundries. McKesson reserves the right at all times to determine what Merchandise it will stock and/or sell or discontinue from inventory based upon product quality, manufacturer indemnity, insurance, and other policies and standards determined by it, and in the event McKesson deletes from its available inventory items of Merchandise, Customer shall have the right to purchase such products from any other source of its choosing. This Agreement shall not apply to products sold to Customer by McKesson subsidiaries, divisions, or other business operations other than McKesson's pharmaceutical distribution centers.
B. Customer may from time to time request that certain private label and other products (collectively, "Additional Products") be stocked by McKesson to satisfy Customer's reasonable needs. Such request shall be in writing and shall be accompanied by a utilization estimate of such Additional Products. The stocking of any such Additional Products shall be at the sole option of McKesson and if agreed to by McKesson, shall be subject to any minimum purchase or other commercial terms of sale established by McKesson and any additional inventory-related considerations deemed relevant by McKesson. All manufacturers of such Additional Products must offer industry standard trade terms and must meet McKesson's standard indemnification, insurance and other requirements to become an approved vendor.

2.     TERM

The term of this Agreement shall commence on July 1, 2006 and terminate on January 31, 2009. During the term of this Agreement, Customer agrees to designate McKesson as its primary supplier of Merchandise and to purchase from McKesson substantially all of the requirements of its retail Pharmacies for Merchandise and other items covered hereunder.

3.     ORDERING AND DELIVERY

A. Prescription products will be delivered to Customer's Pharmacies up to five (5) times per week, on mutually agreed upon days. Orders transmitted by 8:00 p.m. local time Sunday through Thursday will be delivered the next day. Such order transmission time is subject to change upon thirty (30) days written notice to Customer.
B. In the event that the primary distribution center servicing the Customer is temporarily out of stock of any prescription items, such distribution center will utilize McKesson's National Distribution Network to make those items available for Store order within. 72 hours, at Customer's expense. If the item is not available within the McKesson network, it will be drop-shipped from the vendor if stock is available.

DAW, Inc. Supply Agreement Execution Copy                              1

CONFIDENTIAL

4.     PAYMENT TERMS

A. The following payment terms options for the Merchandise covered by this Agreement are available to Customer; provided however, any election by the Customer during the term of this Agreement to change from its then current payment terms to one of the other payment terms options specified below is subject to the review and approval of McKesson's Financial Services Department:

Tri-Weekly Payment Terms - Payment for Merchandise delivered to Customer's retail Pharmacies shall be paid by Customer as follows: Invoices dated Monday thru Friday shall be due and payable by Friday of the third following week via Electronic Funds Transfer ("EFT") or Automated Clearing House ("ACH").

Bi-Weekly Payment Terms - Payment for Merchandise delivered to Customer's retail Pharmacies shall be paid by Customer as follows: Invoices dated Monday thru Friday shall be due and payable by Friday of the second following week via EFT or ACH. A [***] % reduction in the Cost of Goods markup shall apply.

Semi-Monthly Payment Terms - Payment for Merchandise delivered to Customer's retail Pharmacies shall be paid by Customer as follows: Invoices dated from the 1st to the I5th of the month are due and payable on the 25th day of the same month via EFT or ACH. Invoices dated from the I6th to the end of the month are due and payable on the 10th of the following month via EFT or ACH. A [***]% reduction in the Cost of Goods markup shall apply.

B. For purposes of this Agreement, "due and payable" means that Customer shall make any payments due hereunder on such earlier date as shall be required to provide McKesson with good funds in hand on each of the designated due dates specified in this Payment Terms section of this Agreement.

C. If any of the above-specified due dates falls on a weekend day or holiday, payment is due and payable on the preceding business day.

D. McKesson requires the use of EFT or ACH payment method. Cost of Goods will be increased by [***]% if Customer for any reason does not pay via EFT or ACH.

E. Customer will be charged on past due balances at the rate of [***]% per day (the equivalent of [***]% per annum on a 365-day year) from the date that the amount was due to the time payment is received in immediately available funds by McKesson. This late payment fee will be billed twice monthly; provided however, the percentage late payment fee will not be charged for past due balances under $[***].

F. Customer agrees to render payment in full to McKesson on the applicable due date as specified in this Agreement without (i) making any deductions, short payments, or other accounts payable adjustments to such payment obligation; or (ii) seeking to condition such remittance on any demand for or receipt of proofs of delivery. Any accounts payable adjustments claimed by. Customer shall require prior written authorization of McKesson and must be supported by accompanying detail documenting the basis for any such requested adjustments.
DAW, Inc. Supply Agreement Execution Copy	2
***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

G. This Agreement is conditioned upon Customer's maintaining a sound financial condition throughout the term hereof and to that end, Customer agrees to promptly substantiate in writing, at McKesson's request, the existence of such condition with financial statements and any other supporting information required by McKesson.

H. Each company doing business with McKesson is required to negotiate its payment terms and credit line with McKesson individually, based upon such company's individual financial and risk characteristics. Nothing in this Agreement is intended to be, nor shall it be construed as, a binding obligation or continuing commitment by McKesson to extend credit or payment terms options and all such terms and conditions shall be subject to the review and approval of McKesson's Financial Services Department.

I. McKesson reserves the right, in its sole discretion, to change a payment term (including imposing the requirement of cash payment upon delivery) or limit total credit, if (i) McKesson concludes there has been a material change in the Customer's financial condition or an unsatisfactory payment performance; or (ii) Customer ceases to meet McKesson's credit requirements or McKesson determines that the Customer is likely to cease meeting such requirements. Upon the occurrence of any of the above-specified events, McKesson further shall be entitled to suspend or discontinue the shipment of any additional orders to Customer's Pharmacies.

5.     COST OF GOODS

A.     In consideration for the Cost of Goods specified herein, Customer
expressly commits to purchase a total of   $[***]    (net of returns,
allowances, rebates and all credits and adjustments issued and exclusive of drop shipped purchases) in Direct Store Pharmacy Delivery ("D.S.D.") volume of Merchandise from McKesson during the term of this Agreement ("Volume Purchase Commitment"). If at any time after the first year of this Agreement Customer has not achieved the appropriate pro rata purchase volume based on its Volume Purchase Commitment, McKesson, in addition to the other rights and remedies available to it hereunder, reserves the right in its sole discretion to redetermine the Cost of Goods pricing specified below.

B. Subject to the terms and conditions of this Section, the Cost of Goods for Merchandise delivered to Customer shall be Cost plus the applicable markup as specified below. Except in the case of contract items as discussed below, "Cost" for the purposes of this Agreement shall mean the manufacturer's published acquisition cost (exclusive of cash discounts) on the date of McKesson's invoice to Customer, adjusted for selected bonus goods, manufacturers' off-invoice allowances, and manufacturers' deal prices to be made available to Customer in accordance with McKesson's established policies. For purchases of Merchandise with respect to which Customer has entered into a vendor contract with a manufacturer ("Contract Products") loaded with McKesson, "Cost" shall mean the "bid price" of the product as set forth in the vendor contract.

C. The Cost of Goods hereunder shall be in accordance with the pricing provisions set forth below. Customer hereby agrees to maintain a minimum chain-wide monthly average volume of $[***] in D.S.D. prescription drug and OTC product purchases (net of returns, allowances, rebates and all credits and adjustments issued and exclusive of drop shipped purchases) per Store from McKesson throughout the term of this Agreement ("Monthly Volume Commitment").Unless otherwise indicated, Customer shall at the time of implementation of service under this Agreement be charged the applicable markup specified below consistent with such Monthly Volume Commitment, as determined by multiplying the number of Customer's Stores by the above-specified Monthly Volume Commitment. The Customer's Cost of Goods thereafter shall DAW, Inc.

Supply Agreement Execution Copy                             3


***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

be subject to quarterly review by McKesson and will be adjusted, if and to the extent necessary, to reflect the Customer's then current chain-wide monthly average purchase volume.


                                    Cost Plus Markup
                         Based on Tri-Weekly Payment Terms per Section 4.A

Chain-wide Monthly         RX   Additional Rx      Additional Rx
Average volume (net             Markup if          Markup if
of returns,                     Customer achieves  Customer achieves
allowances, rebates             a chain-wide       a chain-wide
and all credits or              monthly Generics   monthly Generics
adjustment issued               to RX Purchase     to RX Purchase
and exclusive of drop           Ratio of [***]%    Ratio of [***]%
shipped purchases)               - [***]%           - [***]%

$[***]- $[***]          [***]%       [***]%           [***]%
$[***]- $[***]          [***]%       [***]%           [***]%
$[***]- $[***]          [***]%       [***]%           [***]%
$[***]- $[***]          [***]%       [***]%           [***]%
$[***] and above        [***]%       [***]%           [***]%






                              Cost Plus Markup
                    Based on Tri-Weekly Payment Terms per Section 4.A

Chain-wide Monthly     Additional Rx      Additional Rx       OTC
Average volume (net    Markup if          Markup if
of returns,            Customer achieves  Customer achieves
allowances, rebates    a chain-wide       a chain-wide
and all credits or     monthly Generics   monthly Generics
adjustments issued     to RX Purchase     to RX Purchase
and exclusive of drop  Ratio of [***]%    Ratio of [***]% and
shipped purchases)     - [***]%           above

$[***]- $[***]          [***]%            [***]%              [***]%
$[***]- $[***]          [***]%            [***]%              [***]%
$[***]- $[***]          [***]%            [***]%              [***]%
$[***]- $[***]          [***]%            [***]%              [***]%
$[***] and above        [***]%            [***]%              [***]%


Schedule H Narcotics and Products           Same as Regular Rx Markup
Contract Products                           Cost Plus  [***]%
Drop Shipped Products                       Cost Plus  [***]%

The above Cost of Goods will be payable as follows:

1. Invoices for the Merchandise will be due and payable in accordance with the Tri-Weekly Payment Terms set forth in Section 4.A and with the exception of Specially Priced Merchandise, Rx Items will be invoiced at Cost [***]% and OTC Items will be invoiced at Cost [***]% (each the "Invoice Price").

2. Customer will receive a monthly rebate via a credit to Customer's account in an amount equal to the difference between the Invoice Price and the then current applicable Cost Minus or Cost Plus Markup as set forth in the above-specified pricing matrix.

Specially Priced Merchandise. The purchase price for selected Merchandise, including but not limited to multi-source generic pharmaceuticals, repackaged pharmaceuticals, private label products, HBC/OTC products, medical surgical supplies, home health care/durable medical equipment, certain antibiotics, Merchandise acquired by McKesson from vendors not offering customary cash discounts or other terms, and other specialty; slow moving; non-pharmaceutical; and/or net-billed Merchandise will not be based upon the cost-plus pricing described in the Cost of Goods pricing schedule above, but will instead be billed in accordance with the terms and conditions established by McKesson (including applicable markup) for such Merchandise. Merchandise described in this paragraph is sometimes referred to as "Specially Priced Merchandise."


DAW, Inc. Supply Agreement Execution Copy	4

***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT
CONFIDENTIAL
D. The above-specified Cost of Goods pricing is based on and contingent upon Customer's continued compliance with its commitment herein to maintain the following minimum purchase (net of returns, allowances, rebates and all credits and adjustments issued and exclusive of drop shipped purchases) percentage ratios throughout the term of this Agreement:

1. Rx purchases to total purchases of Merchandise of [***]% ("Rx Purchase Percentage Commitment"), and

2. McKesson OneStop Generics purchases to total Rx purchases of [***]% ("McKesson OneStop Generics Purchase Percentage Commitment").

If Customer fails during any three-month period of this Agreement to achieve either its Rx Purchase Percentage Commitment or its McKesson OneStop Generics Purchase Percentage Commitment, McKesson, in its sole discretion, reserves the right upon such occurrence to forthwith reprice the Rx/OTC Cost of Goods set forth in Section 5.C.

E. Buying Group Administrative Fees. The foregoing pricing includes Customer's current retail buying group administrative fee at the time of execution of this Agreement. McKesson will pay to Customer's buying group, Northeast Pharmacy Service Corporation, a monthly administrative fee of $[***]. McKesson agrees to pay said administration fee to only one (I) retail buying group as designated by the Customer on a quarterly basis. If at any time during the term of this Agreement the Customer changes its current retail buying group, McKesson, in addition to other rights and remedies available to it hereunder, reserves the right, in its sole discretion to, adjust the Cost of Goods specified in Section 5.C herein to reflect that of the Customer's then current retail buying group administration fee.

F. The above-specified Cost of Goods pricing schedule (including contract product pricing) is subject to adjustment with respect to the products of any manufacturer that reduces its cash discount to McKesson during the term hereof.

G. It is further understood and agreed by the parties that if Customer fails to maintain a minimum chain-wide average volume of $[***] in D.S.D.
prescription drug and OTC product purchases (net of returns, allowances, rebates and all credits and adjustments issued and exclusive of drop shipped purchases) per Store per month from McKesson during any consecutive three (3) months of this Agreement (excluding the first three (3) month period of this Agreement), such failure shall constitute a default under this Agreement by Customer.

H. McKesson believes that the price, value, and quality of products and services delivered to Customer pursuant to this Agreement will be market competitive at all times throughout the term of this Agreement In the event that at any time during the term of this Agreement there is a material decline in the prevailing market price for comparable products and services to similarly situated purchasers, Customer may so notify McKesson and McKesson and Customer will meet and negotiate in good faith an adjustment in the pricing with respect to future purchases as appropriate to reflect such price decline.

I. Nothing herein will entitle Customer to receive or share in any fees, discounts, rebates or other consideration received by McKesson from a vendor or its affiliates for any services rendered by McKesson or any other action or forbearance by McKesson, including without limitation any fees, discounts, rebates or other consideration received by McKesson pursuant to a core distribution agreement, inventory management agreement or any other similar agreement with the vendor or its affiliates.

DAW, Inc. Supply Agreement Execution Copy	5
***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


CONFIDENTIAL

6.     RETURNED GOODS

A. McKesson will process returned goods for items purchased by Customer from McKesson, in accordance with McKesson's Returned Goods Policy (which is subject to change by McKesson, effective upon thirty (30) days' prior notice to Customer), as follows:

1)     Definitions
a) Saleable Merchandise - Merchandise is determined saleable by McKesson based upon the ability to resell the item without special handling, refurbishing or other expense; or - Saleable Merchandise must have dating of current month plus [***]([***])months remaining until expiration. Exceptions to this dating policy are:

i)  Refrigerated and other temperature-controlled Merchandise; or

ii) Merchandise deemed permanently short-dated by McKesson and manufacturers/suppliers.

In the above-specified instances as set forth in Subsections 6.A.(l)(a)(i) and (ii), Customer shall be permitted to return the Merchandise with current month plus three (3) months remaining until expiration.

b)  Unsaleable Merchandise
    - Merchandise with less than current month plus [***]([***]) months remaining until expiration (except as otherwise provided in Section 1(a));
    - Torn or damaged packaging;
    - Labels attached (prescription or price sticker);
    - Soiled, stained or worn;
    - Safety or security seals not intact; or
    - Merchandise requiring special handling (i.e. biological or other temperature-controlled products) that does not include Customer's signature to assure that the Merchandise has been stored and protected under proper conditions specified by the manufacturer/supplier.

McKesson reserves the right to determine whether Merchandise is saleable or unsaleable upon inspection of the returned item.

2)  Merchandise Authorized For Return to McKesson

a) Saleable and Unsaleable Merchandise that was purchased from McKesson unless otherwise blocked for return (determined by manufacturer/supplier or McKesson);

b) Unsaleable Merchandise purchased from McKesson which can be returned by McKesson to the manufacturer/supplier according to their policy;
c) McKesson Private Label Merchandise (Valu-Rite(r), Health Mart(r), SunmarkTM, etc); and

DAW, Inc. Supply Agreement Execution Copy                            6
***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


CONFIDENTIAL

d) Manufacturer/supplier recall or market withdrawal in original manufacturer containers. Authorized returns of partials require the Customer to include pill counts, NDC and lot number for any merchandise not returned in its original manufacturer container.

Customer must provide signed verification certifying that proper conditions for storage, handling and shipping have been maintained for all Merchandise returned to McKesson.

Excluded Merchandise:
 -    Merchandise not purchased from McKesson;
 -    Merchandise not physically carried by McKesson;
 - Merchandise not eligible for return to the manufacturer/supplier or deemed collectible by McKesson;
- Saleable Merchandise returned that does not meet proper storage conditions;
-     Unsaleable returns on Customer private label Merchandise;
-     Merchandise not in its original container;
-     Overbagged or "robot-ready" products;
- Merchandise requiring refrigeration except for product shipped by McKesson in error or received damaged;
- Repackaged Merchandise that has less than [***]([***]) months dating or is defined as Unsaleable Merchandise;
- ScanPakTM Unit Dose and ScanPakTM Multi Dose products that has less than [***]([***]) months dating or is defined as Unsaleable Merchandise;
- Merchandise discontinued by manufacturer/supplier and no longer stocked by McKesson;
- Partial bottles, liquids and other containers except for Schedule III-V recalls;
- Schedule II Controlled Substances will be evaluated on individual return requests; or
-     Merchandise damaged or defaced at the Store location or on the shelf.

3)     Credit Issued

McKesson will provide the following credit based on the pricing rules outlined below in Section 6.A.(5) as calculated from invoice date to credit request date:
Saleable*                             0-30days                      [***]%
                                      31 + (or no invoice provided) [***]%

Received Damaged or Short-dated       0-30 days                     [***]%
                                      31+ (or no invoice provided)  [***]%

Recall**                              [***]%, if and to the extent McKesson
                                      recovers an equal percent from
                                      the manufacturer/supplier.
Unsaleable**                          [***]%, if and to the extent McKesson
                                      recovers an equal percent from
                                      the manufacturer/supplier.

     *saleable Home Healthcare Hub Merchandise is eligible for a maximum [***]% credit value based on pricing rules outlined below in Section 6.A.(5).


DAW, Inc. Supply Agreement Execution Copy                            7
***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
CONFIDENTIAL

**Notwithstanding anything in this Agreement to the contrary, with regard to unsaleable products, recalls, market withdrawals and any other manufacturer/supplier initiated returns (collectively, "Unsaleable and Recalled Products"), in the event a pharmaceutical manufacturer/supplier fails for any reason to pay McKesson for the cost of or any amounts due with respect to any Unsaleable or Recalled Products returned to McKesson by the Customer or the Customer's agent, the Customer agrees that the Customer will be responsible for the collection of any unpaid monies due from the manufacturer/supplier, and shall fully reimburse. McKesson for any credits or other forms of advance, including deductions, that have already been paid to or received by the Customer for such Unsaleable or Recalled Products.

4)   Customer Eligibility

McKesson reserves the right to designate if the Merchandise returned by Customer is eligible for return, and to determine the appropriate percentage of credit to be provided.

5)    Pricing on Returned Goods
McKesson will use the invoice price when Customer provides a valid invoice number.

If no invoice number is provided, the following pricing rules will apply:

- Customer will be credited the contract price for Merchandise which is a Contract Product on the date that return authorization is created.
- Customer will be credited a weighted average price based on the Customer's past [***]([***]) month purchase history for Non-Contract
Rx/OTC Merchandise.
- Customer will be credited the [***] paid by the Customer over the past [***]([***]) for Non-Contract Generics Merchandise.
- Customer will be credited the [***] on the date of the of the return authorization for Non-Contract Merchandise purchased more than [***]([***]) prior to the date the return authorization is created.

Any handling charges will apply where appropriate to the determined price.

Final credit will be issued based upon the condition and timing of the returned goods to McKesson.

6)   Notification of Changes

McKesson reserves the right to change the above stated Returned Goods Policy at any time with 30 days' notification to Customer, including without limitation implementing modifications required to meet applicable federal and/or state laws and regulations, FDA and other regulatory guidelines, and any additional restrictions applicable to returned Merchandise.

7.   CUSTOMER SUPPORT

A. A Retail Sales Account Manager will be assigned to Customer's headquarters and will hold regular meetings and business reviews to identify business opportunities and address Customer's needs as reasonably required.


DAW, Inc. Supply Agreement Execution Copy	8
***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

B. The designated Account Manager will become the first contact for headquarters when Customer requires assistance for issue resolution.
C. Customer service personnel will be available at McKesson ServiceFIRST from 8:00 a.m. Eastern Time to 8:00 p.m. Eastern Time Monday through Friday. Technical and emergency support is available 24 hours a day, seven (7) days a week.
D. Customer will be provided the names and telephone numbers of its key contacts at McKesson as well as the names and telephone numbers of McKesson's designated support personnel.

8.   CONTRACT MANAGEMENT

A. McKesson agrees to service all manufacturers' contracts negotiated by Customer, provided such manufacturers are approved suppliers of McKesson that have satisfied its indemnification, insurance and other corporate requirements. Merchandise will be supplied at Customer's negotiated bid price plus McKesson's applicable markup as described above in the Cost of Goods section for Contract Products.
B. Customer's eligibility for participation under a vendor contract must be authorized by the vendor and Customer's group purchasing organization, if applicable, before the contract is loaded by McKesson for Customer. Customer shall be liable for unpaid chargebacks resulting from eligibility issues.
C. In the event a vendor (i) makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver of trustee is appointed with respect to a substantial part of the vendor's property or a proceeding is commenced against it which will substantially impair its ability to pay on chargebacks or (ii) otherwise defaults in the payment of chargebacks to McKesson, Customer shall be invoiced and become liable for the unpaid chargebacks allocable to its purchases from such vendor.

9.   GENERIC PHARMACEUTICALS

Customer is required to and hereby agrees to fully participate in the McKesson OneStop GenericsSM program through its auto-substitution feature and to thereby designate this program as Customer's primary source of generic pharmaceuticals. Each month Customer maintains its McKesson OneStop Generics Purchase Percentage Commitment set forth in Section 5.D.2, McKesson agrees to pay Customer a monthly rebate on McKesson OneStop GenericsSM purchases (net of returns, allowances, rebates and any credits and adjustments issued and exclusive of drop shipped purchases) of [***]% ("McKesson OneStop Generics Rebate"). Any month Customer fails to maintain its McKesson OneStop Generics Purchase Percentage Commitment, a monthly rebate shall instead be paid to Customer in accordance with the rebate schedules set forth below:

                       Monthly Rebate on McKesson
Generics to Rx Purchase Ratio           OneStop Generics Purchases
(all purchases net of returns,          (Rebate amounts are not cumulative)
allowances, rebates and all             All purchases net of returns,
                                        allowances,
credits and adjustments issued and      rebates and all credits and adjustments
exclusive of drop shipped purchases)    issues and exclusive of drop shipped
                                         purchases*
    Less than [***]%                     [***]%
     [***]% - [***]%                     [***]%
     [***]% - [***]%                     [***]%


DAW, Inc. Supply Agreement Execution Copy                      9

***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

10.  REPACKAGED PHARMACEUTICALS

Customer is required to and hereby agrees to participate in McKesson's repackaged pharmaceuticals program ("Rx-Pak Program").

11. SYSTEM SERVICES AND EQUIPMENT

The following systems and services will be made available to Customer by McKesson if and to the extent that such systems and services are being made generally available to other customers of McKesson, it being understood, however, that McKesson shall have the right to eliminate or replace any of the following systems and services, provided that McKesson eliminates such service or system for McKesson customers generally:

A. Telxon electronic order entry equipment (the "Telxon") at no charge upon such Store's request. The Telxon remains the property of McKesson at all times. Within 30 days of the closing of any Store, closing of a Store account, or the replacement of any non-functioning Telxon with a new Telxon, Customer agrees to return each Telxon or Telxons supplied to the Customer. If the Customer fails to return any Telxon to McKesson as specified above, Customer agrees to pay to McKesson the amount of $[***] for each Telxon not returned. McKesson will provide, upon request, an inventory of Telxons supplied to the Customer, including each Telxon's serial number and the Store to which the Telxon was supplied. In the event that McKesson discontinues use of the Telxon during the term of this Agreement, and replaces it with another service offering, McKesson will make such replacement offering available to each eligible Customer at no additional charge.

B. Item price stickers, at no charge, with Customer custom pricing, where required, and other features such as:

1)  Department number
2)  Invoice cost
3)  Month and year ordered
4)  Store name
5)  AWP or retail pricing

(Note: Each feature is available for both Rx and OTC.)

C.  Bar-coded shelf labels, at no charge.

D. Consolidated Quarterly Purchase Reports for all Customer Store purchases, at no charge.

E. Monthly report of controlled substances purchased from McKesson for each Store, at no charge.

F. A complete catalog of items stocked by McKesson's Distribution Centers, at no charge.

G. Electronic price update information will be provided weekly, at no charge.

H. Supply Management Online is offered to each of Customer Pharmacies at no charge. Supply Management Online shall be subject to a separate license agreement between the parties governing use and maintenance.

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***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE  BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT

CONFIDENTIAL

12.  MONTHLY PURCHASE VOLUME REBATE

In consideration of various purchase commitments set forth in this Agreement, McKesson will provide a [***] point ([***]%) monthly rebate on total net purchases of Merchandise (net of returns, allowances, rebates and all credits and adjustments issued and exclusive of drop shipped purchases) by Customer (each such rebate shall be referred to herein as a "Purchase Volume Rebate").Notwithstanding anything in the foregoing, in no event shall such Purchase Volume Rebate exceed $[***]. Each Purchase Volume Rebate shall be paid to Customer no later than thirty (30) days following the end of each month.

In order to continue to qualify for the Purchase Volume Rebate set forth above, Customer must meet the minimum monthly purchase criteria set forth in this Agreement throughout the term of this Agreement. In the event of either (i) termination of this Agreement by any party for any reason whatsoever during the term hereof, or (ii) Customer's failure to achieve any of the committed purchase volumes herein, including without limitation the McKesson OneStop Generics Purchase Percentage Commitment as sped fled above in Section 5.D.2, McKesson's obligation to pay any future Purchase Volume Rebates shall immediately cease.

13. TERMINATION
A. Failure by Customer to make any payment when due in accordance with the terms of this Agreement shall constitute a default. Any other material breach of this Agreement by either party shall constitute a default if not cured within thirty (30) days after written notice of such breach is given by the non-breaching party. Upon default by either party, the other party may terminate this Agreement on five (5) days' written notice.

B.  Either party may, on ten (10) days written notice, terminate this
Agreement:

1) If the other party shall file any petition under any bankruptcy, reorganization, insolvency or moratorium laws, or any other law or laws for the relief of or in relation to the relief of debtors; or
2) If there shall be filed against the other party any involuntary petition under any bankruptcy statute or a receiver or trustee shall be appointed to take possession of all or substantial part of the assets of the party which has not been dismissed or terminated within sixty (60) days of the date of such filing or appointment; or
3) If the other party shall make a general assignment for the benefit of creditors or shall become unable or admit in writing its inability to meet its obligations as they mature; or
4) If the other party shall institute any proceedings for liquidation or the winding up of its business other than for purposes of reorganization, consolidation or merger; or
5) If the other party's financial condition shall become such as to endanger completion of its performance in accordance with the terms and conditions of this Agreement.

C. McKesson may terminate this Agreement for any reason on ninety (90) days' written notice to Customer. McKesson may, at its own discretion, terminate this Agreement on ten (10) days written notice to Customer upon or at any time following the sale or transfer of the stock or assets of Customer or a controlling interest therein, or a change in the effective control of the management of Customer.

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***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE  BEEN OMITTED AND
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


CONFIDENTIAL

D. Upon termination of this Agreement, expiration of this Agreement or discontinuation by Customer of purchase of any such Additional Products hereunder, which discontinuation shall be deemed to have occurred if Customer fails to purchase such Additional Products for a period of at least thirty (30) days, Customer shall be obligated to purchase from McKesson all Additional Products purchased by McKesson exclusively for Customer as of the date of such termination, expiration or discontinuation of purchase pursuant to a request from Customer in accordance with Section 1 above; provided that McKesson cannot return such Additional Products for a full refund. Customer shall pay the original invoice price charged McKesson by the manufacturer of such Additional Products. Any such Additional Products will be salable, undamaged, have at least six months dating (with the exception of private label items), and will be delivered in a single shipment, unless otherwise agreed between the parties, to a destination mutually agreed upon by Customer and McKesson.

E. In the event of a termination hereunder the following continuing obligations, liabilities and rights shall survive termination and remain in full force and effect:

1) Liability for accounts receivable balances or any other payment due hereunder to the other party at the date of or upon the occurrence of such termination;

2) Obligations imposed on each party under the Proprietary and Confidentiality Information section set forth below; and
3)  Such rights as either party may enjoy in law or in equity.

14. PROPRIETARY AND CONFIDENTIAL INFORMATION

A. Any and all accounts, records, books, files, and lists regarding any transaction provided for or contemplated hereunder, shall be confidential and proprietary to the party creating or generating such information. This Agreement, and the terms and conditions hereof, are confidential. The parties expressly agree to maintain such terms and conditions in confidence, and shall take every precaution to disclose the contents of this Agreement only to those employees of each of the parties who have a reasonable need to know such information.
B. Customer and McKesson each acknowledge that, in connection with their respective businesses, they have developed certain operating manuals, symbols, trademarks, trade names, service marks, trade secrets, customer lists, procedures, formulas, and other patented, copyrighted, or legally protected materials which are confidential and/or proprietary to each of them.
C. Neither party may disclose the terms of this Agreement during the term hereof and for an additional period of thirty-six (36) months following the effective date of expiration or other termination of this Agreement. Furthermore, except upon the prior written consent of the other party, neither party may divulge, disclose, communicate, or use any of the other party's confidential or proprietary information generally described in Subsection A and B above, in any manner or for any purpose, including, without limitation, use in advertising or for promotional materials. A party hereto may refuse consent to the use of its confidential or proprietary information for any or no reason. In the event that any such confidential or proprietary information is used during the course of this Agreement it shall retain its confidential and proprietary nature and shall be returned immediately to its owner or destroyed upon termination of this Agreement. Notwithstanding anything herein to the contrary, nothing in this subsection shall require either party to maintain in confidence any information, materials, or data which is in

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CONFIDENTIAL

the public domain, enters the public domain through no fault of such party, was in possession of the party prior to being furnished to it by the other, was supplied to the party by a third party or parties lawfully in possession thereof, or which the party is required to divulge pursuant to process of any judicial or governmental body of competent jurisdiction, provided that notice of receipt of such process is given to the other.

15.  ALTERNATE SERVICE

If service from any McKesson distribution center to any Customer Store(s) is interrupted or delayed because of strike, lockout, labor dispute, fire or other casualty, or any other reasons beyond the reasonable control of McKesson, McKesson will take such action as may be reasonably necessary, without additional cost or expense to Customer, to maintain service as mutually agreed upon to affected Stores from an alternate McKesson Distribution Center.

16.  EXTERNAL EVENT

For purposes of this Section, "External Event" shall mean an event or series of events external to and beyond the control of McKesson that has or is likely to have a significant adverse impact on McKesson's business or operations. By way of illustration and not of limitation, an External Event may include a material market fluctuation, governmental law, the actual or proposed enactment or promulgation of a regulation or administrative action, or a fundamental change in manufacturers' pricing or distribution policies. In response to an External Event, McKesson may, at its option, request in writing (a "Request") that the pricing and/or other terms of this Agreement be renegotiated so as to equitably reflect the effect of the External Event The Request shall identify the External Event and set forth the general nature and scope of the adjustment requested. As soon as practicable after receipt of such request by Customer, the parties shall meet and begin good faith negotiations. If, at the end of sixty (60) days following receipt of a Request by Customer, the parties have been unable to agree on satisfactory pricing or other terms, McKesson shall have the right to terminate this Agreement, upon five (5) days' prior written notice to Customer. In the event that Customer considers the reason(s) for termination to be inadequate under this provision or refuses to renegotiate the Agreement, each party agrees that prior to filing any lawsuit or other legal action against the other party regarding such issue or dispute arising out of or otherwise relating to this External Event provision, the parties shall participate in an expedited, non-binding mediation conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association ("AAA"). A party shall initiate such mediation by submitting a Request For Mediation ("Mediation Request") to the AAA and the other party by hand delivery and/or facsimile. Within 10 days thereafter, the parties shall agree upon a single mediator to conduct the mediation or, if they are unable to agree, request the AAA to make the appointment The mediation shall be conducted in San Francisco, California and, absent a written waiver executed by both parties, shall be completed within thirty-five (35) days after either party first submits a Mediation Request. All mediation fees payable to the AAA shall be shared equally between the parties.

17.  NOTICES

All notices pertaining to this Agreement shall be delivered in person, sent by certified mail, delivered by air courier, or transmitted by facsimile and confirmed in writing (sent by air courier or certified mail) to a party at the address or facsimile number shown in this Section, or such other address or facsimile number as a party may notify the other party from time to time. Notices delivered in person, and notices dispatched by facsimile prior to 4:00 p.m. and confirmed, shall be deemed to be received on the day sent. All other facsimiles and notices shall be deemed to have been received on the business day following

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CONFIDENTIAL

receipt; provided, however, if such day falls on a weekend or legal holiday, receipt shall be deemed to occur on the next business day. Notices may also be transmitted electronically between the parties, provided that proper arrangements are made in advance to facilitate such communications and provide for their security and verification.





If to McKesson:

McKESSON CORPORATION
280 Dividend Road
Rocky Hill, CT 06067
Attention: Pete Pasquale
Regional Senior Vice President, Northeast Region
Fax:  860-721-1092

and

McKESSON CORPORATION
One Post Street, 22nd Floor
San Francisco, CA 94104
Attention:  Director, Sales Proposals & Contract Development
Fax:  415-983-8650

If to Customer:

DAW, Inc.
13 Water St.
Holliston, MA 01746
Attention:  Mark Dumouchel President
Fax:  508-429-8237

18.  MISCELLANEOUS

A. This Agreement embodies the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements, including the Supply Agreement dated January 14, 2002 as amended by the First Amendment dated January 28, 2005 and the Second Amendment dated May 1, 2005; understandings and representations with the exception of any promissory note, security agreement or other credit or financial related document(s) executed by Customer or between Customer and McKesson. This Agreement may not be modified, supplemented or extended except by a writing signed by both parties.

B. This Agreement supersedes any and all prior McKesson agreements and discount plans in which any Customer Pharmacy may currently be participating.

C. Except as provided above in the Alternate Service section, neither party shall have any obligation hereunder for failure or delay of performance due to fire, shortage of materials or transportation, government acts, acts of terrorism or any other cause beyond its control.

D. Neither party shall have the right to assign this Agreement or any interest therein without the prior written consent of the other party, and any such attempted assignment shall be without

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CONFIDENTIAL

effect. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns.

E. This Agreement shall be construed in accordance with the laws of the State of California without regard to the provisions of Section 1654 of the California Civil Code or the rules regarding conflict of laws.

F. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement. The parties agree to replace any such invalid provision with a new provision which has the most nearly similar permissible economic effect.

G. The failure of either party to enforce at any time or for any period of time any one or more of the provisions thereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each such provision.

H. If any federal, state, or local tax currently or in the future is levied upon McKesson in a jurisdiction where either McKesson or Customer does business and such tax relates or applies to the Merchandise or any transactions covered by this Agreement (excluding taxes imposed on McKesson's net income), the Cost of Goods to those Customer Pharmacies involved will be increased a corresponding percentage amount.

I. Customer represents and warrants that the above conditions, including prices, rebates, terms and delivery, have been made available to its Pharmacies by wholesale drug competitors of McKesson in the areas covered by this Agreement.

J. Participation hereunder by any of Customer's Pharmacies may be terminated by McKesson if such Pharmacy fails to comply with the terms and conditions of this Agreement.
K. In the event that either (a) the "U.S. Regular Gasoline Retail Prices (Cents per Gallon)", as reported by the Department of Energy in "This Week in Petroleum" (the "Index Price"), is greater than or equal to [***]([$***]) or
(b) McKesson is assessed a fuel surcharge or other increase related to increased cost of fuel by its couriers, McKesson shall have the right to charge a delivery surcharge of [***]([$***]) (the "Fuel Surcharge") for all deliveries made to Customer. Subject to the notice provision below, the Fuel Surcharge will be assessed on all deliveries following the date on which the Index Price is greater than or equal to $[***], until such time as the Index Price falls beneath $[***]. The Fuel Surcharge shall be assessed for each delivery stop made by a vehicle, even if such stops are within the same Pharmacy or occurs in the same Pharmacy but at multiple times on the same day or otherwise. In the event that McKesson imposes a Fuel Surcharge or removes the same pursuant to this Section 18K, such action will be effective upon five (5) days' written notice to Customer.

L. If and to the extent any product discounts, rebates or other purchasing incentives are earned by or granted to Customer and paid by McKesson under this Agreement, then applicable provisions of the Medicare/Medicaid and state health care fraud and abuse/antikickback laws and regulations (collectively, "fraud and abuse laws") may require disclosure of the applicable price reduction on Customer's claims or cost reports for reimbursement from governmental or other third party health care programs or provider plans. Customer agrees to comply with all applicable provisions of the fraud and abuse laws and to defend, indemnify and hold McKesson harmless for any failure on its part to do so.

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***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE  BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

M. Any rebate, volume incentive or other similar payment based on Customer's purchase volume (collectively, "Rebates") are offered to Customer as an incentive for both volume purchases and prompt payment. Accordingly, notwithstanding anything to the contrary in this Agreement, in the event that Customer on the payment date for any such Rebate ("Rebate Payment Date") is not current with respect to Customer's payments due and owing to McKesson pursuant to this Agreement as of the Rebate Payment Date McKesson shall have no obligation hereunder to pay any such Rebate either on the Rebate Payment Date or at any time thereafter. Any Rebate that falls within the scope of the preceding sentence shall be deemed forfeited; provided however, such forfeiture shall in no way be considered a penalty.

N. McKesson shall be entitled at all times to set off any amount owing at any time from Customer to McKesson against any amount payable at any time by McKesson to Customer whether arising under this Agreement or otherwise. For purposes of this Section, Customer and McKesson in each case shall include its subsidiaries and affiliates.

0. Each party agrees to fully comply with all federal, state and local laws and regulations relating to its obligations under this Agreement or otherwise applicable to such party's purchase, handling, sale or distribution of the Merchandise and further agrees to defend, indemnify and hold the other party harmless from any and all liability arising out of or due to such party's nonadherence with such legal or regulatory requirements.

P. In no event shall McKesson be liable to Customer or any other entity for any special, consequential, incidental or indirect damages, however caused, on any theory of liability and whether or not McKesson has been advised of the possibility of such damages.

Q. For all purposes, Customer and McKesson shall remain independent contractors. Accordingly, this Agreement does not constitute a partnership or Other joint venture between the parties and neither party shall be deemed to be an agent or representative of the other.

R. Whenever possible, each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Agreement should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the other of such provision or the remaining provisions of this Agreement.

S. All rights and remedies of the parties in connection with this Agreement are cumulative and not exclusive.
T. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

U. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed an original instrument, but all such counterparts together shall constitute one agreement.
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CONFIDENTIAL


IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year written below and the persons signing warrant that they are duly authorized to sign for and on behalf of the respective parties. This Agreement shall be deemed accepted by McKesson only upon execution by a duly authorized representative of McKesson.

DAW, INC.                           McKESSON CORPORATION
By: _/s/ John H. Lynch III          By:_/s/  Paul C. Julian
Name: John H. Lynch III             Name: Paul C Julian
Title: Vice President               Title: Executive Vice President, Group
President
Date: 6-13-06                       Date: 7-11-06





















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